SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 22, 2003


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      000-25032                25-1724540
  ----------------------------         -------------         -------------------
  (State or other jurisdiction          (Commission          (IRS Employer
  of incorporation)                     File Number)         Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania      15017
                -------------------------------------------   -------------
               (Address of principal executive offices)        (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600

Item 12.       Results of Operations and Financial Condition

               On October 22, 2003, Universal Stainless and Alloy Products, Inc. issued a press release regarding its earnings for the period ended September 30, 2003. A copy of the press release is attached hereto.

               The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                       By: /s/ Richard M. Ubinger
                                           -------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  October 22, 2003

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                   Universal Stainless & Alloy Products, Inc.
               600 Mayer Street o Bridgeville, Pennsylvania 15017

                                 CONTACTS: Richard M. Ubinger
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer
                                           (412) 257-7606
     FOR IMMEDIATE RELEASE

                                           Comm-Partners LLC
                                           June Filingeri
                                           (203) 972-0186


             UNIVERSAL STAINLESS REPORTS THIRD QUARTER 2003 RESULTS
                        IN LINE WITH ITS HIGHER FORECAST

          BRIDGEVILLE, PA, October 22, 2003 -- Universal Stainless & Alloy Products, Inc. (Nasdaq: USAP) today reported third quarter 2003 sales of $18.6 million and a net loss of $121,000, or $0.02 per diluted share. This compares to sales of $15.9 million, net income of $191,000, and diluted earnings per share of $0.03 reported in the comparable period of 2002.

          The Company noted that the third quarter 2003 results include a $537,000 write-down of finished and semi-finished inventory at its Bridgeville and Dunkirk operations, which will be used as scrap at its melt shop in Bridgeville. The majority of the adjustment was made at the Company's Dunkirk operation and was, in part, for inventory purchased in the acquisition of Dunkirk in 2002.

          Commenting on the results, President and CEO Mac McAninch stated: "We achieved substantial improvement in the third quarter aided by a strengthening economy, a weak dollar that made imports less attractive, and our ability to win business in a competitive market. Third quarter sales were up 17% from last year, up 11% from the second quarter and at their highest level since the first half of 2002. We increased sales to each of our niche markets, with aerospace, power generation, petrochemical and tool steel all up strongly both sequentially and year over year, while maintaining our pricing discipline."

          Mr. McAninch continued: "I am particularly pleased to report that our Universal Stainless & Alloy Products segment returned to profitability for the first time this year due to the increased volume. Dunkirk Specialty Steel's operating loss, before the inventory adjustment, was in line with our earlier expectations, despite the continued difficult pricing environment. These results could not have been accomplished without the ongoing commitment of our employees."

USAP REPORTS 3Q03 RESULTS IN LINE WITH HIGHER FORECAST                - Page 2 -

Segment Review
--------------

          In the third quarter of 2003, the Universal Stainless & Alloy Products segment had sales of $16.2 million and operating income of $554,000. This compares with sales of $15.2 million and operating income of $489,000 in the same period of 2002. The improved third quarter 2003 results mainly reflect higher sales of non-commodity reroll products as well as substantial increases in sales of forging and tool steel products. Increased equipment utilization due to the higher sales level resulted in the return to profitability.

          The Dunkirk Specialty Steel segment reported sales of $5.2 million for the third quarter of 2003 and an increased operating loss of $732,000, mainly due to the inventory adjustment of $328,000. This compares with sales of $4.0 million and an operating loss of $291,000 in the same period of 2002, which was during its start-up phase and included the shipment of products that were purchased as part of the Company's acquisition of Dunkirk. For the second quarter of 2003, Dunkirk's sales were $5.4 million and its operating loss was $374,000.

Business Outlook
----------------

The following statements are based on the Company's current expectations. These statements are forward-looking, and actual results may differ materially.

          The Company estimates that fourth quarter 2003 sales will range from $15 to $19 million and that diluted EPS will range from a net loss of $0.05 to breakeven. In the fourth quarter of 2002, sales were $15.9 million and the Company incurred a net loss per diluted share of $0.01. The fourth quarter 2002 results include other income of $310,000 or $0.03 per diluted due to receipt of import duties related to the Continued Dumping and Subsidy Act of 2000. While the Company has applied for similar relief in 2003, it is unable to estimate the program's impact on 2003 fourth quarter results at this time.

          The following factors were considered in developing these estimates:

o The Company's total backlog approximated $18.3 million at September 30, 2003 compared to $13.3 million on June 30, 2003.

o Sales of non-commodity reroll products are expected to offset seasonal sales declines anticipated in other markets at the Universal Stainless and Alloy Products segment.

o Sales from the Dunkirk Specialty Steel segment are expected to approximate $5 million in the 2003 fourth quarter, based on its September 30, 2003 backlog of $3.3 million. Despite its growing customer base, Dunkirk's sales are likely to remain at current levels because of expected lower sales to service centers. This is consistent with normal end-of-year buying patterns within the service center industry, Dunkirk's main market.

USAP REPORTS 3Q03 RESULTS IN LINE WITH HIGHER FORECAST                - Page 3 -

          The Company also reported that it has executed an amendment to its PNC Bank credit agreement and is in compliance with current financial covenants. In addition, the Company has $6.5 million of borrowing capacity under its PNC revolving line of credit.

          Mr. McAninch concluded, "We have been facing challenging economic and industry conditions for the past year, but have made steady progress. The actions we took this quarter position us to capitalize on further economic recovery. As the pace of the recovery quickens, we are optimistic that we will return to profitability."

Webcast

          A simultaneous Webcast of the Company's conference call discussing the 2003 third quarter and the fourth quarter outlook, scheduled at 10:00 a.m.
(Eastern) today, will be available on the Company's website at www.univstainless.com, and thereafter archived on the website. A telephone replay of the conference call will be available beginning at 12:00 noon (Eastern) today, continuing through October 29th . It can be accessed by dialing 706-645-9291, passcode 2956175. This is a toll call.

About Universal Stainless & Alloy Products, Inc.

          Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to original equipment manufacturers, service centers, forgers, rerollers and wire redrawers.

Forward-Looking Information Safe Harbor

          Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the limited operating history of Dunkirk Specialty Steel LLC, risks associated with the Company's ability to meet its current loan covenants, risks associated with the receipt, pricing and timing of future customer orders, risks related to the financial viability of customers, risks associated with the manufacturing process and production yields, and risks related to property, plant and equipment. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

                           - FINANCIAL TABLES FOLLOW -


                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
                              FINANCIAL HIGHLIGHTS
              (Dollars in thousands, except per share information)
                                   (Unaudited)

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                            For the Quarter Ended                  For the Nine-Months Ended
                                                               September 30,                            September 30,
                                                               -------------                            -------------
                                                         2003                2002                  2003               2002
                                                         ----                ----                  ----               ----
Net sales                                          $   18,625           $   15,919              $   50,162           $  54,937
Cost of products sold                                  17,296               14,180                  47,917              46,999
Selling and administrative expenses                     1,507                1,541                   4,425               4,451
                                                   ----------           ----------              ----------           ---------
Operating income (loss)                                 (178)                  198                 (2,180)               3,487
Interest expense                                        (100)                (116)                   (289)               (344)
Other income                                               24                   39                      74                 101
                                                    ---------           ----------              ----------           ---------
Income (loss) before taxes                              (254)                  121                 (2,395)               3,244
Income tax provision (benefit)                          (133)                 (70)                 (1,251)               1,070
                                                   ----------           ----------              ----------           ---------
Net income (loss)                                  $    (121)           $      191              $  (1,144)           $   2,174
                                                   ==========           ==========              ==========           =========

Earnings (loss) per share - Basic                  $   (0.02)           $     0.03              $   (0.18)           $    0.35
                                                   ===============================              ==============================
Earnings (loss) per share - Diluted                $   (0.02)           $     0.03              $   (0.18)           $    0.35
                                                   ===============================              ==============================
Weighted average shares of
Common Stock outstanding
      Basic                                         6,289,485            6,280,536               6,286,271            6,178,207
                                                   ==========            =========              ==========           ==========
      Diluted                                       6,298,691            6,296,895               6,290,065            6,220,909
                                                   ==========
--------------------------------------------------------------------------------


                     BUSINESS SEGMENT AND OTHER INFORMATION
Net sales
     Universal Stainless & Alloy Products           $   16,168          $  15,211             $  43,068          $  53,731
     Dunkirk Specialty Steel                             5,225              3,983                15,404              6,362
     Intersegment                                      (2,768)            (3,275)               (8,310)            (5,156)
                                                    ----------          ---------             ---------          ---------
         Consolidated net sales                     $   18,625          $  15,919             $  50,162          $  54,937
                                                    ==========          =========             =========          =========
Operating income (loss)
      Universal Stainless & Alloy Products          $      554          $     489             $   (475)          $    4,660
      Dunkirk Specialty Steel                            (732)              (291)               (1,705)             (1,173)
                                                    ----------          ---------             ---------          ----------
      Total operating income (loss)                      (178)                198               (2,180)               3,487
Depreciation and amortization of fixed assets              745                810                 2,292               2,310
Other income                                                24                 39                    74                 101
                                                    ----------          ---------             ---------          ----------
EBITDA                                              $      591          $   1,047             $     186          $    5,898
                                                    ==========          =========             =========          ==========

Tons shipped                                             9,599              8,637                25,658              29,625
                                                    ==========



                           CONSOLIDATED BALANCE SHEET
                             (Dollars in thousands)

                                                                September 30,            December 31,
                                                                        2003                    2002
                                                                        ----                    ----
Cash                                                                $   3,193                $   3,308
Accounts receivable, net                                               13,717                   11,550
Inventory                                                              22,905                   22,717
Deferred taxes                                                          1,306                    1,127
Other current assets                                                    3,613                    2,454
                                                                    ---------                ---------
Current assets                                                         44,734                   41,156
Property, plant & equipment, net                                       40,464                   42,246
Other assets                                                              812                      642
                                                                    ---------                ---------
                                                                    $  86,010                $  84,044
                                                                    =========                =========

Accounts payable                                                    $   6,749                $   4,190
Bank overdrafts                                                           510                      275
Accrued employment costs                                                1,262                    1,019
Current portion of long-term debt                                       1,958                    1,971
Other current liabilities                                                 610                      163
                                                                    ---------                ---------
Current liabilities                                                    11,089                    7,618
Long-term debt                                                          6,082                    7,502
Deferred taxes                                                          9,157                    8,123
                                                                    ---------                ---------
Total liabilities                                                      26,328                   23,243
                                                                    ---------                ---------
Stockholders' equity                                                   59,682                   60,801
                                                                    ---------                ---------
                                                                    $  86,010                $  84,044
                                                                    =========                =========

--------------------------------------------------------------------------------


                    CONSOLIDATED STATEMENT OF CASH FLOW DATA
                     For the Nine-Months Ended September 30,

                                                                        2003                    2002
                                                                        ----                    ----

Cash flow from operating activities                                 $   1,589                $   2,491
Cash flow due to investing activities                                   (713)                  (5,160)
Cash flow due to financing activities                                   (991)                    1,161
                                                                    ---------                ---------
      Net cash flow                                                 $   (115)                $ (1,508)
                                                                    =========                =========

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